UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

SANUWAVE HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) orRule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2020, SANUWAVE Health, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of its common stock, par value $0.001 per share (the “Common Stock”) to 800,000,000, and the Company filed a Certificate of Amendment to its Articles of Incorporation, as amended (the “Charter Amendment”) with the Secretary of State of the State of Nevada on December 30, 2020 to reflect this amendment, which became effective on December 30, 2020.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1. An Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock by 200 Million Shares to 800 Million Shares.

Votes For	Votes Against	Abstain
342,573,254	5,016,685	395,922

The amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock by 200 million shares to 800 million shares was approved.

Proposal 2. Authorize the Board of Directors to Amend the Company’s Articles of Incorporation to Effect a Reverse Stock Split of the Company’s Outstanding Common Stock at a Ratio of 1-for-50.

Votes For	Votes Against	Abstain
343,790,720	2,899,765	1,295,376

The authorization of the board of directors of the Company to amend the Company’s Articles of Incorporation to effect a reverse split of the Company’s outstanding Common Stock at a ratio of 1-for-50, was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
3.1	Certificate of Amendment to the Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021	SANUWAVE HEALTH, INC.

By: /s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer